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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                             -----------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): DECEMBER 1, 1998


                            RELIASTAR FINANCIAL CORP.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


       DELAWARE                     0-10640                    41-1620373
------------------------     ------------------------      ----------------
(State of Incorporation)     (Commission file number)      (I.R.S. Employer
                                                          Identification No.)


20 WASHINGTON AVENUE SOUTH
MINNEAPOLIS, MINNESOTA                                                55401
----------------------------------------                            ----------
(Address of principal executive offices)                            (Zip Code)

                                 (612) 372-5432
                         -------------------------------
                         (Registrant's telephone number)


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ITEM 5.  PLANNED RETIREMENT OF JOHN FLITTIE, PRESIDENT AND COO.
         ------------------------------------------------------

         On December 1, 1998, ReliaStar Financial Corp. announced that John H. Flittie, its president and chief operating officer, will retire effective June 30, 1999. Please see the press release filed as an exhibit to this report for more details.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.
         ----------------------------------

Exhibit
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99.      Press release dated December 1, 1998.
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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                     RELIASTAR FINANCIAL CORP.


  Date:    December 1, 1998          By: /s/ Richard R. Crowl
                                        ----------------------------------------
                                        Richard R. Crowl, Senior Vice President,
                                        General Counsel and Secretary



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